                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                         Radiant Technology Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                   Registrant
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[   ] $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

            --------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:

                           ----------------------------------------
                  2)       Form, Schedule or Registration Statement No.:

                           -----------------------------------------
                  3)       Filing Party:

                           ------------------------------------------
                  4)       Dated Filed:

                           ------------------------------------------

- ---------------------------
      (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                         RADIANT TECHNOLOGY CORPORATION
                            1335 South Acacia Avenue
                           Fullerton, California 92831

                              --------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 16, 1998
                                   1:00 p.m.

                              --------------------


         Notice is hereby given that the Annual Meeting of Shareholders of Radiant Technology Corporation will be held at 1335 South Acacia Avenue, Fullerton, California 92831, on Thursday, April 16, 1998, at 1:00 p.m. to consider and vote upon:

         1. The election of a Board of Directors consisting of five (5) directors. The Proxy Statement which accompanies this Notice includes the names of the nominees to be presented by the Board of Directors for election;

         2. Approval of the Radiant Technology Corporation 1998 Stock Option Plan; and

         3. The transaction of such other business as may properly come before the Annual Meeting.

         The Board of Directors has fixed the close of business on February 19, 1998 as the record date for determination of shareholders entitled to notice of, and to vote, at the Annual Meeting. To assure that your shares will be represented at the Annual Meeting, please mark, sign, date and promptly return the accompanying proxy card in the enclosed envelope. You may revoke your proxy at any time before it is voted.

         Shareholders are cordially invited to attend the meeting in person. Please indicate on the enclosed proxy whether you plan to attend the meeting. Shareholders may vote in person if they attend the meeting even though they have executed and returned a proxy.

                                     By Order of the Board of Directors,




                                                       Mercy Gingrich
                                                       Secretary

Dated:  March 16, 1998

                         RADIANT TECHNOLOGY CORPORATION

                              --------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                              --------------------


                                  INTRODUCTION

         This Proxy Statement is furnished by the Board of Directors of Radiant Technology Corporation, a California corporation, (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on April 16, 1998 and at any adjournments thereof. The Annual Meeting has been called to consider and vote upon the election of five (5) Directors and to consider such other business as may properly come before the Annual Meeting. This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about March 16, 1998.

Persons Making the Solicitation

         The Proxy is solicited on behalf of the Board of Directors of the Company. The original solicitation will be by mail. Following the original solicitation, the Board of Directors expects that certain individual shareholders will be further solicited through telephone or other oral communications from the Board of Directors. The Board of Directors does not intend to use specially engaged employees or paid solicitors. The Board of Directors intends to solicit proxies for shares which are held of record by brokers, dealers, banks or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold shares. All solicitation expenses will be borne by the Company.

Terms of the Proxy

         The enclosed Proxy indicates the matter to be acted upon at the Annual Meeting and provides boxes to be marked to indicate the manner in which the shareholder's shares are to be voted with respect to such matter. By appropriately marking the boxes, a shareholder may specify whether the proxies shall vote for or against or shall be without authority to vote the shares represented by the Proxy. The Proxy also confers upon the proxies discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

         If the Proxy is executed properly and is received by the proxies prior to the Annual Meeting, the shares represented by the Proxy will be voted. Where a shareholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any Proxy which is executed in such a manner as not to withhold authority to vote for the election of the specified nominees as directors (see "Matter To Be Acted Upon -- Election of Directors") shall be deemed to confer such authority. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to Mercy Gingrich, Secretary, Radiant Technology Corporation, 1335 South Acacia Avenue, Fullerton, California 92831, by attending the meeting and electing to vote in person, or by a duly executed proxy bearing a later date.

                         VOTING RIGHTS AND REQUIREMENTS

Voting Securities

         The securities entitled to vote at the Annual Meeting consist of all of the issued and outstanding shares of the Company's common stock, no par value per share. The close of business on February 19, 1998 has been fixed by the Board of Directors of the Company as the record date. Only shareholders of record as of the record date may vote at the Annual Meeting. As of the record date, there were 1,867,638 issued and outstanding shares of the Company's common stock to vote at the Annual Meeting and approximately 419 holders of record of the Company's common stock.

Cumulative Voting

         Each shareholder of record as of the record date will be entitled to one vote for each share of the Company's common stock held as of the record date. Cumulative voting is permitted in the election of directors. Every shareholder complying with certain conditions set forth below may cumulate votes and give one candidate a number of votes equal to the number of directors to be elected (five) multiplied by the number of votes to which the shareholder's shares are normally entitled, or distribute the shareholder's votes on the same principle among the candidates as the shareholder thinks fit. Under California law, a shareholder can cumulate votes only if the candidate's names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to voting of the shareholders' intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

         Discretionary authority to invoke cumulative voting and to cumulate votes represented by Proxies is solicited by the Board of Directors because, in the event nominations are made in opposition to the nominees of the Board of Directors, it is the intention of the persons named as proxies in the enclosed Proxy to cumulate votes represented by Proxies for individual nominees in accordance with their best judgment allocated among as many of the five nominees of the Board of Directors as possible, unless such authority is withheld as to any nominee. In that event, those votes will be cumulated for the remaining nominees of the Board of Directors.

         If cumulative voting is invoked by any shareholder in accordance with California law, shareholders who attend the meeting and vote in person will be entitled to personally exercise their right to cumulate votes among the nominees for director. However, because a shareholder who votes by Proxy grants the proxies discretionary authority to cumulate votes, the proxies and not the shareholder who has executed a Proxy will have the sole authority to cumulate votes, unless the shareholder revokes the Proxy and votes in person at the meeting.

Quorum

         The presence at the Annual Meeting of the holders of a number of shares of the Company's common stock and proxies representing the right to vote shares of the Company's common stock in excess of one-half of the number of shares of the Company's common stock outstanding as of the record date will constitute a quorum for transacting business.

                        COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, as of January 15, 1998, with respect to the ownership of the Company's common stock by: (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's common stock; (ii) by each director; (iii) by each nominee for director; and
(iv) by all officers and directors of the Company as a group.

   Name and Address of              Amount and Nature of        Percent
   Beneficial Owner(1)              Beneficial Ownership(2)     of Class

   Lawrence R. McNamee                   983,890(3)             44.4%
   Joseph S. Romance                     164,329(4)              8.7%
   Carson T. Richert                     197,587(5)             10.5%
   Peter D. Bundy                         50,000(5)              2.6%
   Robert B. Thompson                     20,000(5)              1.1%
   Raymond Kruzek                        122,813                 6.6%
   Roger Horsburgh                       147,813(6)              7.8%
   Mercy Gingrich                        130,286(5)              7.0%
   All Directors and Officers
   as a group (8 persons)              1,816,718(7)             76.7%
- ---------------

(1) The address of each named person is 1335 South Acacia Avenue, Fullerton, California 92831.

(2) Unless otherwise indicated, each person has sole voting and investment power over the common stock shown as beneficially owned, subject to community property laws where applicable and the information contained in footnotes to this table.

(3) Includes 346,666 shares issuable pursuant to stock options all of which are currently exercisable.

(4) Includes 138,434 shares, including 57,372 shares held in a living trust with his wife, over which Mr. Romance may be deemed to have shared investment power, an aggregate of 5,895 shares owned by his immediate family, and 20,000 shares issuable pursuant to presently exercisable stock options.

(5) Includes 20,000 shares issuable pursuant to presently exercisable stock options.

(6) Includes 25,000 shares issuable pursuant to presently exercisable stock options.

(7) Includes 471,666 shares issuable pursuant to presently exercisable stock options.

                            MATTERS TO BE ACTED UPON

ITEM 1:  ELECTION OF DIRECTORS

Directors

         The Company's Bylaws give the Board the power to set the number of directors at no less than three nor more than seven. The size of the Company's Board is currently set at five. The directors so elected will serve until the next Annual Meeting of Shareholders. Five (5) directors are to be elected at the Annual Meeting to be held on April 16, 1998. All of the nominees are currently directors of the Company. The Board knows of no reason why any nominee for director would be unable to serve as a director. In the event that any of them should become unavailable prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees designated by the Board of Directors, or the number of directors may be reduced accordingly.

         The following table sets forth the name and age of each nominee for director, the year he was first elected a director and his position(s) with the Company.

NAME                        AGE     DIRECTOR SINCE     POSITION(S) HELD
Lawrence R. McNamee         66           1991          Chairman of the Board and
                                                       Chief Executive Officer
Carson T. Richert           57           1972          President and Director
Joseph S. Romance           66           1972          Director
Peter Bundy                 66           1995          Director
Robert B. Thompson          62           1996          Director

         Lawrence McNamee joined the Company in September 1990 and was elected Chairman of the Board of Directors in March 1991. Mr. McNamee has 14 years prior experience in working as a consultant with companies in turnaround management. Mr. McNamee was previously associated with Booz-Allen and Hamilton and Arthur P. Little, Inc.

         Carson T. Richert was a founder of the Company and has been a director since its incorporation in 1972. Mr. Richert was Vice President - Marketing of the Company from 1972 until 1981 when he was elected Executive Vice President. Mr. Richert was elected President in August 1990. Carson T. Richert and Joseph
S. Romance are first cousins.

         Joseph S. Romance was a founder of the Company and was the Chairman of the Board of Directors from the Company's incorporation 1972 until March of 1991. From 1972 to October 1980 and again from July 1981 to February 1988, he also served as President. Joseph S. Romance and Carson T. Richert are first cousins.

         Peter D. Bundy was elected to the Board of Directors in January 1995. Mr. Bundy is an investor and consultant. His expertise is in marketing. He was a partner with Howard Hirsh Group, a designer and manufacturer of several apparel lines. Prior to that he was a Vice President of Associated Department Stores.

         Robert B. Thompson was elected to the Board of Directors in July 1996. Mr. Thompson is Vice Chairman and a Director of InspecTech, Inc., a company engaged in the business of providing and franchising building inspection services in connection with the transfer of real property. Mr. Thompson is also an investor and consultant with expertise in the banking industry. Mr. Thompson has previously served as President of Western Federal Bank in California.

         The executive officers of the Company as of January 15, 1998 who are not also a directors are as follows:

         Mercy Gingrich, the Secretary of the Company, age 56, who has been the Secretary of the Company since September 1990. Ms. Gingrich joined the Company in June 1990 and has held positions of Administrative Assistant and Director of Human Resources within the Company.

         Roger T. Horsburgh, the Controller of the Company, age 58, joined the Company in March 1993. Previously he was a consultant to several businesses providing accounting services. Prior thereto, Mr. Horsburgh was Director of Finance for Irvin Industries from 1990 to 1992 with full financial responsibilities. From 1972 through 1989, Mr. Horsburgh was Controller for Edcliff Industries where he was responsible for preparing financial reports for commercial and government contracts.

Board of Directors Meetings and Committees

         During the fiscal year ended September 30, 1997, there were four meetings of the Board of Directors. No director was absent from more than one meeting. In addition, actions were taken with the unanimous written consent of the directors. The Board of Directors does not have a standing nominating committee. Nominating functions are performed by the entire Board of Directors. Joseph S. Romance, Peter D. Bundy and Robert B. Thompson, the Company's three outside directors, serve on the Company's audit committee and compensation committee. All committee members attended the one compensation and audit committee meeting held during the fiscal year ended September 30, 1997.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

         The following table sets forth the compensation (cash and non cash), for the Chief Executive Officer and all the executive officers who earned in excess of $100,000 per annum during any of the Company's last three fiscal years.



                                                                       Long-Term
                                        Annual Compensation       Compensation Awards
                                                                             Securities
                                                                Restricted   Underlying
                                                                   Stock       Stock
       Name and        Fiscal                    Other Annual     Awards      Options      LTIP       All Other
  Principal Position    Year   Salary Bonus($)  Compensation($)     ($)          (#)    Payouts($)  Compensation
Lawrence R. McNamee     1997  $98,800    ---          ---           ---          ---        ---          ---
  Chairman of the Board 1996  $98,800    ---        $4,090(1)       ---          ---        ---          ---
  and Chief Executive   1995  $98,800    ---          ---           ---          ---        ---          ---
  Officer

1991 Incentive Stock Option Plan and the 1991 Nonstatutory Stock Option Plan

          On April 30, 1991, the Company adopted the 1991 Incentive Stock Option Plan and the 1991 Non Statutory Stock Option Plan (together the "1991 Plan") which provides for the granting of (i) incentive stock options pursuant to section 422A of the Internal Revenue Code of 1986, as amended, to key employees and
 -----------------------------------

(1) Other compensation consists of 113,598 shares of common stock issued in accordance with the Company's plan of reorganization at a value of $.036 per share for unpaid wages.

(ii) nonstatutory stock options to key employees, directors and consultants to the Company. Under the 1991 Plan, options for up to 1,000,000 shares may be granted.

         Under the 1991 plan, the following options which were previously granted to officers and directors remain outstanding and are currently exercisable:


Officers                      Shares       Price         Expire
Mercy Gingrich                10,000       $.3125         2/98
                              10,000       $.0625        12/00
Roger Horsburgh               25,000       $.3125         2/98


         The 1991 Plan is administered by the Board of Directors or by a committee appointed by the Board, which determines the terms of options granted, including the exercise price, the number of shares subject to the options, and the terms and conditions of exercise. No option granted under the 1991 Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee and only by such optionee.

         The exercise price of all stock options granted under the 1991 Plan must be at least equal to the fair market value of such shares on the date of the grant, and the maximum term of each option may not exceed ten years. With respect to any participant who owns stock possessing more than 10% of the voting rights of the Company's outstanding capital stock, the exercise price of any stock option must be not less than 110% of the fair market value on the date of the grant and the maximum term of such option may not exceed five years.

Other Stock Option Grants

         During fiscal 1995, each of the Company's three outside directors were granted options to purchase 20,000 shares of common stock of the Company at an exercise price equal to $.48 per share, the fair market value of the shares on the date of the option grant. One-half of the options became exercisable immediately and the remaining one-half of the options became exercisable on September 30, 1997.

         During fiscal 1996, Carson T. Richert, a director and officer employee of the Company, was granted options to purchase 50,000 shares of common stock of the Company at an exercise price equal to $.48 per share, the fair market value of the shares on the date of the option grant. One- fifth of the options became exercisable immediately and one-fifth become exercisable on November 24, 1997, 1998, 1999 and 2000.

Option Exercise and Fiscal Year-End Values

               AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
                     AND OPTION VALUES AT SEPTEMBER 30, 1996

                                                                  Number of
                                                            Securities Underlying        Value of Unexercised
                                                             Unexercised Options       "In-the-Money" Options at
                                                             at September 1997(#)         September 1997($)(1)
                                                          --------------------------  -----------------------------
                         Shares Acquired on    Value
          Name            Exercise (Shares)  Realized($)   Exercisable  Unexercisable  Exercisable(2)  Unexercisable
   -------------------   ------------------  -----------   -----------  -------------  --------------  -------------
   Lawrence R. McNamee          ---              ---         346,666         ---           $108,333         ---


- --------------------
(1) Options are "in-the-money" at the fiscal year end if the fair market value of the underlying securities on such date exceeds the exercise or base price of the option.

(2) The fair market value of unexercised "in-the-money" options was based on trading prices for the Company's shares at September 30, 1997. The Company's common stock is thinly traded and it is not possible to determine the accuracy of this fair market value projection.

Director Compensation

         Directors who are not directly employed by the Company receive a fee of $250 quarterly for their attendance at board meetings. All directors are reimbursed for expenses connected with attendance at the meetings of the Board of Directors.

Employment Agreement

         Lawrence R. McNamee is employed under a renewable one year employment agreement commencing January 1, 1991 pursuant to which he is entitled to earn an annual salary of $156,000.

Other Management Transactions with the Company

         In April 1994, Lawrence R. McNamee and Operation Phoenix, a partnership of which directors, officers and employees and an outside investor were partners, loaned the Company $150,000 and $200,000, respectively, bearing interest at the rate of 10% per annum due in June 1995. As a part of the Company's reorganization, these loans were converted to common stock. On February 20, 1996, upon conversion of the loan, the Company issued 380,818 shares to Mr. McNamee and 571,277 shares to the participants in Operation Phoenix, some of whom were directors and/or officers of the Company.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Compensation Philosophy

         The executive compensation philosophy of the Company is to (i) attract and retain qualified management to run the business efficiently and guide the Company's growth in both existing and new markets throughout the country, (ii) establish a link between management compensation and the achievement of the Company's annual and long-term performance goals, and (iii) recognize and reward individual initiative and achievement.

Base Salaries

         Base salaries for new management employees are based primarily on the responsibilities of the position and the experience of the individual, with reference to the competitive marketplace for management talent, which is measured in terms of executive compensation offered by comparable companies in related businesses.

Stock Options

         The Company has granted stock options to its Chief Executive Officer as part of his employment agreement. The option exercise prices were equal to the fair market value of the Company's common stock on the grant date and the options are fully vested. The exercise price of the options was subsequently adjusted as described under the caption "Employment Agreement" above. No options have been exercised to date. Because the amount of compensation which will be realized from these options is directly related to the price of the Company's stock, this form of compensation is directly related to the performance of the Company and the results of its operations.

Conclusion

         Through the option described above, a significant portion of the Company's Chief Executive Officer's compensation is linked directly to Company performance. The Compensation Committee will continually review all compensation practices and make changes as appropriate.

                                                     Sincerely,


                                                     Joseph S. Romance
                                                     Peter D. Bundy
                                                     Robert B. Thompson
                                                     COMPENSATION COMMITTEE

ITEM 2:  APPROVAL OF 1998 STOCK OPTION PLAN

         On January 22, 1998, the Board of Directors of the Company adopted, subject to obtaining shareholder approval, the Radiant Technology Corporation 1998 Stock Option Plan (the "1998 Plan"). The 1998 Plan provides for the grant to employees, officers, directors, consultants and independent contractors of non-qualified stock options as well as for the grant of stock options to employees that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986 ("Code"). Although the Company has approximately 45 employees technically eligible to participate in the 1998 Plan, it is anticipated the stock options will be granted only to a limited number of management level personnel. The 1998 Plan terminates on January 21, 2008. The purpose of the 1998 Plan is to enable the Company to attract and retain qualified persons as employees, officers and directors and others whose services are required by the Company, and to motivate such persons by providing them with an equity participation in the Company. The 1998 Plan reserved 180,000 shares of the Company's common stock for issuance pursuant to the 1998 Plan.

         The 1998 Plan is administered by a committee made up of the members of the Board of Directors (the "Committee"), which has, subject to specified limitations, the full authority to grant options and establish the terms and conditions under which they may be exercised. The exercise price of incentive stock options granted under the 1998 Plan is required to be not less than the fair market value of the common stock on the date of grant (110% in the case of a greater than 10% shareholder). The exercise price of non-qualified stock options can be no less than 85% of the fair market value on the date of grant. Options may be granted for terms of up to ten (10) years (five (5) years in the case of incentive stock options granted to greater than 10% shareholders). No optionee may be granted incentive stock options such that the fair market value of the options which first become exercisable in any one calendar year exceeds $100,000. If an optionee ceases to be employed by, or ceases to have a relationship with the Company, such optionee's options expire one (1) year after termination of the employment or consulting relationship by reason of permanent disability, immediately upon termination for cause and three (3) months after termination for death or any other reason.

         In order to exercise an option granted under the 1998 Plan, the optionee must pay the full exercise price of the shares being purchased. Payment may be made either: (i) in cash; (ii) at the discretion of the Committee, by delivering shares of common stock already owned by the optionee and having a fair market value equal to the applicable exercise price; or (iii) such other consideration as may be determined by the Committee and permitted by applicable law.

         Subject to the foregoing, the Committee has broad discretion to describe the terms and conditions applicable to options granted under the 1998 Plan. The Committee may at any time discontinue granting options under the 1998 Plan or otherwise suspend, amend or terminate the 1998 Plan and may, with the consent of an optionee, make such modification of the terms and conditions of such optionee's option as it shall deem advisable; except that the Committee shall have no authority to make any amendment or modifications to the 1998 Plan or any outstanding option which would: (i) increase the maximum number of shares which may be purchased pursuant to options granted under the 1998 Plan, either in the aggregate or by an optionee; (ii) change the designation of the class of employees eligible to receive qualified options; (iii) extend the term of the 1998 Plan or the maximum option period thereunder; (iv) decrease the minimum qualified option price or permit reductions of the price at which shares may be purchased for qualified options granted under the 1998 Plan; or (v) cause qualified stock options issued under the 1998 Plan to fail to meet the requirements of incentive stock options under Section 422 of the Code. Any such amendment or modification shall be effective immediately, subject to shareholder approval thereof within twelve (12) months before or after the effective date. No option may be granted during any suspension or after termination of the 1998 Plan.

         The 1998 Plan is designed to meet the requirements of an incentive stock option plan as defined in Code Section 422. As a result, an optionee will realize no taxable income, for federal income tax purposes, upon either the grant of an incentive stock option under the 1998 Plan or its exercise, except that the difference between the fair market value of the stock on the date of exercise and the exercise price is included as income for purposes of calculating Alternative Minimum Tax. If no disposition of the shares acquired upon exercise is made by the optionee within two (2) years from the date of grant or within one (1) year from the date the shares are transferred to him, any gain realized upon the subsequent sale of the shares will be taxable as capital gain. In such case, the Company will be entitled to no deduction for federal income tax purposes in connection with either the grant or the exercise of the option. If, however, the optionee disposes of the shares within the period mentioned above, the optionee will realize earned income in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the amount realized on disposition if less) over the exercise price, and the Company will be allowed a deduction for a corresponding amount.

         The Company adopted a similar plan in 1991. There are 53,000 options outstanding under this prior plan and the Board of Directors of the Company does not intend to grant any options under such plan.

Vote Required

           The approval of the 1998 Plan will require the affirmative vote of the holders of at least a majority of the outstanding shares of the Company's common stock present or represented at the meeting.


ITEM 3:  OTHER MATTERS

         Except for the matters referred to in the accompanying Notice of Annual Meeting, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at the meeting that is a proper subject for action by the shareholders. However, if any other matters should properly come before the meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or persons acting under the Proxy.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's independent public accountants for the fiscal year ended September 30, 1997 were Cacciamatta Accountancy Corporation, Independent Public Accountants. A representative of that firm is expected to be present at the meeting and will be available to make a statement or respond to appropriate questions.

                                  ANNUAL REPORT

         The annual report to shareholders covering the Company's fiscal year ended September 30, 1997 is being mailed to shareholders with this Proxy Statement. The Company's annual report on Form 10-K under the Securities Exchange Act of 1934 for the year ended September 30, 1997, including the financial statements and schedules thereto, which the Company has filed with the Securities and Exchange Commission will be made available to beneficial owners of the Company's securities upon request. The annual report does not form any part of the material for the solicitation of the Proxy.

                              SHAREHOLDER PROPOSALS

         All shareholder proposals that are intended to be presented at the 1998 Annual Meeting of shareholders and to be included in the proxy materials for that meeting must be received by the Company's Secretary not later than October 16, 1998.


                       REQUEST TO RETURN PROXIES PROMPTLY

         A Proxy is enclosed for your use. Please mark, date, sign and return the Proxy at your earliest convenience. The Proxy requires no postage if mailed in the United States in the postage-paid envelope provided. A prompt return of your Proxy will be appreciated.

                                 By Order of the Board of Directors,




                                 Mercy Gingrich,
                                 Secretary
Fullerton, California
March 16, 1998

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           RADIANT TECHNOLOGY CORPORATION PROXY - 1997 ANNUAL MEETING

      Solicited on behalf of the Board of Directors for the Annual Meeting
                                 April 16, 1998


The undersigned, a shareholder of Radiant Technology Corporation, a California corporation, appoints Mercy Gingrich his, her or its true and lawful agents and proxies, with full power of substitution, to vote all the shares of stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Radiant Technology Corporation to be held at its corporate office, 1335 South Acacia Avenue, Fullerton, California 92831, on Thursday, April 16, 1998, at 1:00 p.m., and any adjournment thereof, with respect to the following matters which are more fully explained in the Proxy Statement of the Company dated March 16, 1998 receipt of which is acknowledged by the undersigned:

         ITEM 1:           ELECTION OF DIRECTORS.

         ______  FOR all nominees          ______  WITHHOLD AUTHORITY
         (Except as listed below.)               (As to all nominees.)

      Nominees: Lawrence R. McNamee, Carson T. Richert, Joseph S. Romance,
                     Peter D. Bundy and Robert B. Thompson.

    Instruction: To withhold authority to vote for any individual nominee(s), write that nominee's name in the space provided below.
             ------------------------------------------------------

  ITEM 2:   APPROVAL OF RADIANT TECHNOLOGY CORPORATION STOCK OPTION PLAN

            _____ FOR               _____ AGAINST               _____ ABSTAIN

  ITEM 3: OTHER MATTERS. The Board of Directors at present knows of no other matters to be brought before the Annual Meeting.

This proxy will be voted in accordance with the instructions given. If no direction is made, the shares represented by this proxy will be voted FOR the election of the directors nominated by the Board of Directors and will be voted in accordance with the discretion of the proxies upon all other matters which may come before the Annual Meeting.

                                  DATED:____________________________, 1998


                                  --------------------------------------------
                                  Signature of Shareholder


                                  --------------------------------------------
                                  Signature of Shareholder

                  PLEASE SIGN AS YOUR NAME APPEARS ON THE PROXY
            Trustees, Guardians, Personal and other Representatives,
                          please indicate full titles.

          IMPORTANT: PLEASE VOTE, DATE, SIGN AND RETURN THE PROXY CARD
                PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE


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